Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We do not grant equity awards in anticipation of the release of material nonpublic information and we do not time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation. In addition, we do not take material nonpublic information into account when determining the timing and terms of such awards. Although we do not have a formal policy or practice with respect to the timing of our equity award grants, the Board has historically granted such awards on a predetermined annual schedule. In fiscal 2024, we did not grant new awards of stock options to our NEOs during the time period outlined in Item 402(x) of Regulation S-K.